UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2018
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2018, the Federal Home Loan Bank of Atlanta (“Bank”) declared elected or re-elected (as applicable) to the Bank’s board of directors (“Board”) the following individuals in the Bank’s 2018 election of directors:

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Garrett S. Richter, President and Chief Executive Officer, First Florida Integrity Bank, Naples, Florida, was elected to fill the member directorship that the Federal Housing Finance Agency (“Finance Agency”) designated for the state of Florida;

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Richard A. Whaley, President, Chief Executive Officer and Director, Citizens Bank of Americus, Americus, Georgia, an incumbent director, was re-elected to fill the member directorship that the Finance Agency designated for the state of Georgia;

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Kim C. Liddell, Chairman, President and Chief Executive Officer, 1880 Bank, Cambridge, Maryland, an incumbent director, was re-elected to fill the member directorship that the Finance Agency designated for the state of Maryland; and

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Jonathan I. Kislak, Chairman of the Board, Antares Capital Corporation, Miami, Florida, an incumbent director, was re-elected to fill an independent directorship (together with Messrs. Richter, Liddell, Whaley and Liddell, the “Directors-elect”).

Each of the Directors-elect will begin serving a four-year term on January 1, 2019. The Board has not yet determined on which committees each of the foregoing Directors-elect will serve beginning in 2019. The Bank conducted the director elections in accordance with the provisions of the Federal Home Loan Bank Act (“Bank Act”) and the rules and regulations of the Finance Agency.

Pursuant to the Bank Act and Finance Agency regulations, the Bank’s member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services, in each case with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see “Item 13 - Certain Relationships and Related Transactions, and Director Independence” of the Bank’s 2017 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Bank expects that all directors serving on the Board in 2019 will receive compensation under the Bank’s 2019 Directors’ Compensation Policy when finalized. The form and amount of director compensation, including the Directors-elect, is subject to approval by the Board and subject to the terms of Finance Agency review and non-objection.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Bank’s 2018 election of directors was conducted by direct ballot and not through the solicitation of proxies or at a stockholders meeting. On September 29, 2018, the Governance and Compensation Committee of the Board declared the final voting results for the 2018 director election as described in Item 5.02 of this Current Report.

Member Director Elections

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for one member director in each of Florida, Georgia, and Maryland. The following is a tally of the vote for each such directorship:

FLORIDA

	Total Number of Members Eligible to Vote	178
	Number of Members Voting	97
	Total Number of Eligible Votes	3,046,359
	Number of Eligible Votes Cast	1,355,078
Name	Member	Number of Votes Received
Garrett S. Richter (elected)	President and Chief Executive Officer, First Florida Integrity Bank, Naples, FL	430,615
Dennis G. Bedley	Chairman and Chief Executive Officer, Legacy Bank of Florida, Boca Raton, FL	362,235
Charles J. Gisler, Jr.	Executive Vice President, Chief Financial Officer and Chief Operating Officer, Marine Bank & Trust Company, Vero Beach, FL	2,891
Carlos Iafigliola	Senior Vice President and Treasury Manager, Mercantil Bank, N.A., Coral Gables, FL	120,703
George G. Joseph	President and Chief Executive Officer, Dade County Federal Credit Union, Miami, FL	181,905
Ginger L. Martin	President and Chief Executive Officer, American National Bank, Oakland Park, FL	209,773
G. Frederick Reinhardt	Chairman and Chief Executive Officer, Brickell Bank, Miami, FL	46,956

GEORGIA

	Total Number of Members Eligible to Vote	188
	Number of Members Voting	126
	Total Number of Eligible Votes	972,991
	Number of Eligible Votes Cast	599,848
Name	Member	Number of Votes Received
Richard A. Whaley (elected)	President, Chief Executive Officer and Director, Citizens Bank of Americus, Americus, GA	505,699
Chris A. Leggett	President and Chief Executive Officer, LGE Community Credit Union, Marietta, GA	94,149

MARYLAND

	Total Number of Members Eligible to Vote	84
	Number of Members Voting	54
	Total Number of Eligible Votes	1,024,183
	Number of Eligible Votes Cast	732,041
Name	Member	Number of Votes Received
Kim C. Liddell (elected)	Chairman, President and Chief Executive Officer, 1880 Bank, Cambridge, MD	501,954
B. John Farmakides	President and Chief Executive Officer, Lafayette Federal Credit Union, Rockville, MD	138,631
Carol L. McBrien	Executive Vice President, Aberdeen Proving Ground Federal Credit Union, Edgewood, MD	78,247
Timothy L. Prindle	President and Chief Executive Officer, Kopernik Bank, Baltimore, MD	13,209

Independent Director Election

The Bank conducted an election for one at-large independent director. Under Finance Agency regulations, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election to be elected when the number of nominees is equal to the number of independent directorships to be filled in an election. The results of the vote for the independent director are as follows:

Total Number of Members Eligible to Vote			865
Total Number of Eligible Votes			12,032,691
Finance Agency 20% Threshold Requirement			2,406,539
Name	Affiliation	Number of Members Voting	Number of Votes Received
Jonathan I. Kislak (elected)	Chairman of the Board, Antares Capital Corporation, Miami, FL	407	5,465,164

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: October 2, 2018	By:/s/Reginald T. O'Shields
By: Reginald T. O'Shields Senior Vice President and General Counsel